SCHEDULE 14A
                          (RULE 14a-101)

              INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-12

                         OIL-DRI CORPORATION OF AMERICA
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         (Name of Registrant as Specified in Its Charter)

                         OIL-DRI CORPORATION OF AMERICA
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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

(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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
                                                            November 1, 2002




Dear Stockholder:

      You are cordially invited to attend Oil-Dri Corporation of America's Annual Meeting of Stockholders, which will be held at 10:00 a.m. on December 3, 2002, at the Standard Club, 320 South Plymouth Court, Chicago, Illinois.

      The matters expected to be acted on in the meeting are described in the attached Proxy Statement. A slate of nine directors is being recommended for re-election. Their biographies appear in the Proxy Statement. Included with the Proxy Statement is a copy of the Company's Annual Report on Form 10-K for fiscal year 2002. We encourage you to read the Form 10-K. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

      In addition to the formal portion of the meeting, we will take time to review the results of the past year and look at some of the opportunities for the Company which lie ahead.

      We look forward to seeing you at the Annual Meeting. Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy card in the enclosed envelope provided for this purpose.


                                   Sincerely,


                                    /s/ DANIEL S. JAFFEE

                                    DANIEL S. JAFFEE
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         OIL-DRI CORPORATION OF AMERICA
                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 3, 2002


To the Stockholders of
Oil-Dri Corporation of America

      Notice is hereby given that the 2002 Annual Meeting of Stockholders of Oil-Dri Corporation of America, a Delaware corporation, (the "Company") will be held at the Standard Club, located at 320 South Plymouth Court, Chicago, Illinois, on December 3, 2002 at 10:00 a.m., local time, for the purpose of considering and voting on:

      1.   The election of nine Directors;

      2.   Such other business as may properly come before this meeting.

      The stock transfer books of the Company will remain open. The Board of Directors has determined that only holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 25, 2002, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. All stockholders, whether or not they now expect to be present at the meeting, are requested to date, sign, and return the enclosed proxy, which requires no postage if mailed in the United States.

      Your attention is directed to the following pages for further information relating to the meeting.

                               By Order of the Board of Directors

                               /s/ HEIDI M. JAFFEE

                               HEIDI M. JAFFEE
                               ASSISTANT SECRETARY


Chicago, Illinois
November 1, 2002

                         OIL-DRI CORPORATION OF AMERICA

                            410 NORTH MICHIGAN AVENUE
                                    SUITE 400
                             CHICAGO, ILLINOIS 60611
                                  ------------
                                 PROXY STATEMENT
                                  ------------

                                     GENERAL

      This Proxy Statement and the accompanying proxy are being mailed on or about November 1, 2002, to all holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 25, 2002. Proxies are being solicited on behalf of the Board of Directors for use at the 2002 Annual Meeting of Stockholders, notice of which accompanies this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing a subsequent proxy, by notifying the Secretary of the Company of such revocation in writing (such notification to be directed to him at the Company's offices at 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611), or by attending the annual meeting and voting in person. IF NO CONTRARY INSTRUCTION IS INDICATED IN THE PROXY, EACH PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NINE NOMINEES NAMED BELOW TO THE BOARD OF DIRECTORS. See "1. ELECTION OF DIRECTORS".

      The Company will pay the costs of this solicitation of proxies for the annual meeting. In addition to using the mails, officers and certain other regular employees of the Company may solicit proxies in person or by telephone, electronic mail, or facsimile. The Company may reimburse brokers and others who are record holders of Common Stock and Class B Stock for their reasonable expenses incurred in obtaining voting instructions from the beneficial owners of such stock.

VOTING

      The record date for the determination of stockholders entitled to vote at the meeting is October 25, 2002, at the close of business. Holders as of the record date of outstanding shares of Common Stock and Class B Stock are entitled to vote at the meeting. Holders of Common Stock are entitled to one vote per share and holders of Class B Stock to ten votes per share (on a non-cumulative basis for each director to be elected when voting for the election of directors) and vote together without regard to class (except that any amendment to the Company's Certificate of Incorporation changing the number of authorized shares or adversely affecting the rights of Common Stock or Class B Stock requires the separate approval of the class so affected as well as the approval of both classes voting together). Holders of Class B Stock are entitled to convert any and all of such stock into Common Stock on a share-for-share basis at any time and are subject to mandatory conversion under certain circumstances. As of the record date, 4,195,547 shares of Common Stock and 1,422,842 shares of Class B Stock were outstanding.

ELECTION OF DIRECTORS

      The election of directors requires a plurality of votes cast. Accordingly, only proxies and ballots marked for all nominees listed (including executed proxies not marked with respect to election of directors, which will be voted for all listed nominees), or voting for some, but not all nominees, by specifying that votes be withheld for one or more designated nominees, are counted to determine the total number of votes cast for the various nominees, with the nine nominees receiving the largest number of votes being elected. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

PRINCIPAL STOCKHOLDERS

      The following table sets forth information, as of September 30, 2002, except as noted below, regarding beneficial ownership of the Company's Common Stock and Class B Stock by each person or group known to the Company to hold more than five percent of either class. See "Security Ownership of Management" for information on beneficial ownership of the Company's Common Stock and Class B Stock by the Company's executive officers and directors as a group.

                                                        AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                  ---------------------------------------------------
                                                                                       PERCENTAGE OF
                                                  NUMBER OF SHARES                       AGGREGATE
                                                     OF COMMON          PERCENTAGE    VOTING POWER OF
                                                     STOCK AND              OF         COMMON STOCK
    NAME AND ADDRESS OF                               CLASS B           OUTSTANDING      AND CLASS
     BENEFICIAL OWNER                                  STOCK             OF CLASS         B STOCK
    -------------------                           ----------------      -----------   ---------------
Richard M. Jaffee(7)(13).........Common Stock:             --                --              --
410 N. Michigan Ave.             Class B Stock:       315,484 (2)(3)(6)   21.75%          16.88%
Chicago, IL 60611

Daniel S. Jaffee(7)..............Common Stock:         48,066 (4)          1.14%             --
410 N. Michigan Ave.             Class B Stock:       187,443 (5)(6)      11.96%           9.42%
Chicago, IL  60611

Jaffee Investment ...............Common Stock:             --                --              --
Partnership, L.P.(13)            Class B Stock:     1,000,000 (3)         70.28%          54.29%
410 N. Michigan Ave.
Chicago, IL 60611

Heartland Advisors, Inc. ........Common Stock:        873,600 (8)         20.85%           4.10%
789 North Water Street.          Class B Stock:            --                --              --
Milwaukee, WI  53202

T. Rowe Price Assoc., Inc........Common Stock:        476,200 (9)         11.36%           2.58%
100 East Pratt                   Class B Stock:            --                --              --
Baltimore, MD 21202

Tweedy, Brown Co. LLC............Common Stock:        385,460 (10)         9.20%           2.09%
350 Park Avenue                  Class B Stock:            --                --              --
New York, NY 10022

Dimensional Fund Advisors, Inc...Common Stock:        350,800 (11)         8.37%           1.90%
1299 Ocean Avenue                Class B Stock:            --                --              --
Santa Monica, CA 90401

Gabelli Asset Management, Inc....Common Stock:        627,300 (12)        14.97%           3.41%
One Corporate Center             Class B Stock:            --                --              --
Rye, NY  10580

(1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

(2) Includes 199,142 shares held in a revocable trust of which Richard M. Jaffee is the grantor and, during his lifetime, the trustee and sole beneficiary and 88,742 shares held in a revocable trust of which Richard
      M. Jaffee's spouse is the grantor and during her lifetime the trustee and sole beneficiary, and 100 shares held in joint tenancy with his spouse. Also includes 27,500 shares of Class B Stock, which Mr. Jaffee has the right to acquire within 60 days of September 30, 2002, pursuant to stock options.

(3) The Jaffee Investment Partnership L.P. is managed by its general partners, generally acting by a majority vote. Two of the general partners, Richard M. Jaffee and Shirley H. Jaffee, each have eight votes. Each of the remaining four general partners, Daniel S. Jaffee, Karen Jaffee Cofsky, Susan Jaffee Hardin and Nancy E. Jaffee, all children of Richard M. and Shirley H. Jaffee, have one vote. Mr. Richard
      M. Jaffee, as the managing general partner, might be deemed to have, but disclaims, beneficial ownership of the Partnership's shares, which are not reflected in his share ownership shown in the table.

(4) Includes 666 shares of Common Stock owned by Daniel S. Jaffee's spouse and 37,500 and 5,000 shares of Common Stock which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 30, 2002, pursuant to stock options.

(5) Includes 6,075 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Richard M. Jaffee 1993 Annuity Trust, 6,089 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Shirley Jaffee 1993 Annuity Trust, 2 shares owned by Daniel S. Jaffee's spouse, and 4,500 Class B shares owned by Daniel S. Jaffee as trustee for his children. Also includes 140,625 and 3,186 shares of Class B Stock, which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 30, 2002, pursuant to stock options.

(6)   Does not include shares owned by the Jaffee Investment Partnership, L.P.

(7)   Daniel S. Jaffee is Richard M. Jaffee's son.

(8) Heartland Advisors, Inc. held sole dispositive power over 873,600 shares of Common Stock and sole voting power over 305,000 shares of Common Stock. Of these 873,600 shares, 450,000 shares also may be deemed beneficially owned by William J. Nasgovitz, as a result of his position as an officer and director of Heartland Group, Inc., which could be deemed to confer upon him voting power over the shares Heartland Group beneficially owns. Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2001.

(9) T. Rowe Price Associates, Inc. ("Price Associates"), held sole dispositive power over 476,200 shares of Common Stock and sole voting power over 475,000 shares of Common Stock. These securities are owned by various individuals and institutional investors, including T. Rowe Price Small Cap Value Fund, for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934 Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2001.

(10) Tweedy, Brown Co. LLC held sole dispositive power over 385,460 shares of Common Stock and sole voting power over 384,900 shares of Common Stock. Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2001.

(11) Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2001.

(12) Information is as provided by the holder in its Schedule 13D filed with the Securities and Exchange Commission as of April 15, 2002.

(13)  By  virtue  of their  direct  and  indirect  ownership  of  shares of the
      Company's stock, Richard M. Jaffee and the Jaffee Investment Partnership, L.P. may be deemed to be control persons of the Company under the federal securities laws.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table shows the number of shares of Common Stock and Class B Stock of the Company beneficially owned as of September 30, 2002, by the directors, by the executive officers named in the Summary Compensation Table ("Named Officers") and by the directors and executive officers as a group.

                                   NUMBER OF SHARES      NUMBER OF SHARES
NAME OF BENEFICIAL OWNER(1)       OF COMMON STOCK(2)    OF CLASS B STOCK(2)
---------------------------       ------------------    -------------------
Richard M. Jaffee(12)...........             (3)                  (3)
Daniel S. Jaffee................             (3)                  (3)
J. Steven Cole..................      32,240 (4)(8)             --
Paul J. Miller..................      29,904 (5)(8)             --
Allan H. Selig..................      29,000 (8)                --
Joseph C. Miller................      27,000 (7) (8)            --
Ronald B. Gordon................      38,200 (8)                --
Arnold W. Donald................      25,000 (8)                --
Thomas D. Kuczmarski............      26,900 (6)(8)             --
Thomas F. Cofsky(12)............      12,969 (9)            72,727 (10)(11)
Eugene W. Kiesel................      37,613 (13)               --
Robert L. Vetere................       9,409 (14)               --
Wade R. Bradley.................      23,506 (15)               --
All Executive Officers and
   Directors as a group
   (16 in group)................     402,343 (16)          611,807 (11)(17)

(1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

(2) Except for Richard M. Jaffee, Daniel S. Jaffee, Thomas F. Cofsky and Richard V. Hardin, an unnamed executive officer, none of the directors, nominees for election to the Board of Directors, or executive officers, including the Named Officers, own any shares of Class B stock. The number of shares of Common Stock owned beneficially by each of the directors and Named Officers constitutes less than 1.0% of the number of outstanding shares of Common Stock and represents shares having less than 1.0% of the aggregate voting power of the Common Stock and Class B Stock.

(3)   For information regarding the shares owned by Richard M. Jaffee and Daniel
      S. Jaffee, see the table under the heading "Principal Stockholders" and the Notes thereto.

(4)   Includes 967 shares of Common Stock owned by Mr. Cole's spouse.

(5)   Includes 888 shares of Common Stock owned by Mr. Paul Miller's spouse.

(6) Includes 100 shares of Common Stock held by Mr. Kuczmarski as trustee for his child.

(7) Includes 2,000 shares of Common Stock held by Mr. Joseph Miller as trustee for the benefit of his spouse.

(8) Includes 25,000 shares of Common Stock which this director has the right to acquire within 60 days of September 30, 2002, pursuant to stock options.

(9) Includes 59 shares of Common Stock owned by Mr. Cofsky's spouse, 7,500 shares of Common Stock which Mr. Cofsky has the right to acquire within 60 days of September 30, 2002, pursuant to stock options and 5,000 shares of Common Stock which Mr. Cofsky's spouse has the right to acquire within 60 days of September 30, 2002, pursuant to stock options.

(10) Includes 22,366 shares of Class B Stock owned by Mr. Cofsky's spouse, 7,500 shares of Class B Stock owned by his spouse as trustee for their children, 37,499 shares of Class B Stock which Mr. Cofsky has the right to acquire within 60 days of September 30, 2002, pursuant to stock options and 5,061 shares of Class B Stock which his spouse has the right to acquire within 60 days of September 30, 2002, pursuant to stock options. Thomas F. Cofsky has beneficial ownership of 4.96% of Class B Shares which represents 3.86% of the aggregate voting power of Common Stock and Class B Stock.

(11) Does not include shares owned by the Jaffee Investment Partnership, L.P. For information regarding the shares held by the partnership see the table under the heading "Principal Stockholders" and the Notes thereto.

(12) Mr. Cofsky and Richard V. Hardin (an unnamed executive officer) are sons-in-law of Richard M. Jaffee.

(13) Includes 36,250 shares of Common Stock which Mr. Kiesel has the right to acquire within 60 days of September 30, 2002.

(14) Includes 9,750 shares of Common Stock which Mr. Vetere has the right to acquire within 60 days of September 30, 2002, pursuant to stock options. Mr. Vetere resigned from the Company October 1, 2002.

(15) Includes 23,500 shares of Common Stock which Mr. Bradley has the right to acquire within 60 days of September 30, 2002, pursuant to stock options.

(16) Includes 325,375 shares of Common Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2002, pursuant to stock options (including the shares of Common Stock which may be acquired as described in Notes above and in the Notes under the heading "Principal Stockholders").

(17) Includes 219,962 shares of Class B Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2002, pursuant to stock options (including the shares of Class B Stock which may be acquired as described in Notes above and in the Notes under the heading "Principal Stockholders").

INFORMATION CONCERNING THE BOARD OF DIRECTORS

      During the fiscal year ended July 31, 2002, four meetings of the Board of Directors were held. Each director attended at least 75% of the meetings of the Board and of any Board Committee on which he sits.

      The Company has an Audit Committee presently composed of three persons, Messrs. J. Steven Cole, Allan H. Sellig and Ronald B. Gordon, who the Board of Directors has determined meet the present independence and experience requirements of the New York Stock Exchange. The Audit Committee has the duties and responsibilities set out in the Audit Committee Charter. Those include: appointment of the independent public accountants, review of their independence and of other services provided by them, and of the fees and other arrangements regarding their services; review with the independent accountants and management of the scope of the audit, and of significant financial reporting issues and judgments; review with the independent public accountants and management of the annual audited financial statements and of the quarterly financial statements and press releases; review with the independent public accountants and management of the quality and adequacy of internal controls; and preparation of the report required by the rules of the Securities and Exchange Commission to be included in this proxy statement. The Audit Committee held four meetings during the fiscal year ended July 31, 2002.

      See REPORT OF AUDIT COMMITTEE for the Committee's and the Board's approval of the Audit Committee Charter attached as Exhibit A.

      The Company has a Compensation Committee and a Stock Option Committee, each presently composed of three persons who are outside directors, Messrs. J. Steven Cole, Allan H. Selig, and Ronald B. Gordon. Mr. Paul Miller, a director and a partner of Sonnenschein Nath & Rosenthal, counsel to the Company, is an alternate member of the Compensation and Stock Option Committees. Mr. Miller does not participate in Stock Option Committee actions involving employees subject to Section 16(b) of the Securities Exchange Act of 1934. The Compensation Committee is responsible for reviewing the compensation, including benefits, of the Chief Executive Officer and other executive officers of the Company. The Stock

Option Committee is responsible for reviewing the Company's stock option plans and granting stock options to employees, including grants to the executive officers of the Company. The Compensation Committee and the Stock Option Committee generally meet jointly. The Compensation Committee and the Stock Option Committee held three joint meetings during the fiscal year ended July 31, 2002.

      The Company does not have a nominating committee.

                        1.  ELECTION OF DIRECTORS

      The shares represented by each proxy will be voted, if no contrary instruction is indicated in the proxy, to elect as directors the nine nominees named below to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualify. Each nominee is currently a director of the Company. If any nominee should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for a substitute nominee.


                         NOMINEES FOR DIRECTORS

                     Richard M. Jaffee   Age 66             Director since 1958
                     CHAIRMAN OF THE BOARD OF THE COMPANY
[PHOTO]
                     Mr.  Jaffee  received  a  degree  from the  University  of
                     Wisconsin  School of  Business  in 1957 and earned his CPA certificate  in that same year. He worked  briefly for the public  accounting  firm of  Touche  Niven et.  al.  After service  as an  officer  in the U.S.  Army,  he joined the
                     Company  in  1958,  becoming  its  president  in  1960,  a position he held until 1995. He served as Chief  Executive
                     Officer of the Company  from 1962 until 1997.  Mr.  Jaffee retired as an  employee  of the  Company  in 2001.  He has served  as  Chairman  of the  Board of the  Company  since
                     1962.  Mr.  Jaffee is a director of Harris  Bancorp,  Inc.
                     and  Bankmont  Financial,  subsidiaries  of  the  Bank  of
                     Montreal,  and of Gold Eagle Corporation.  He is a trustee
                     and   a   member   of   the    executive    committee   of
                     Rush-Presbyterian-St.   Luke's   Medical  Center  and  the
                     Illinois  Institute  of  Technology.  In  addition he is a trustee of the Chicago  Museum of Science and Industry and the Chicago  Historical  Society.  Mr. Jaffee  received an honorary  Doctor of Human Letters degree from the Illinois
                     Institute of Technology in 2001.


                     Daniel S. Jaffee    Age 38             Director since 1992
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY
[PHOTO]
                     Mr. Jaffee  graduated from Georgetown  University in 1986.
                     Mr.  Jaffee  joined the  Company in 1987 after a year with
                     Price  Waterhouse.   He  was  a  product  manager  in  the
                     Industrial  and  Agricultural  divisions  of  the  Company until  1989.  Mr.  Jaffee  was  Group  Vice  President  of
                     Canadian  Operations,  Management  Information Systems and
                     Finance  of the  Company in 1990.  In 1990 he also  became
                     Chief  Financial  Officer of the  Company,  a position  he held until 1995.  From 1990 to 1992,  Mr. Jaffee was Group
                     Vice  President,  Domestic and Canadian  Operations of the
                     Company.  From 1992 to 1994,  Mr.  Jaffee  was Group  Vice
                     President     Canadian     Operations     and     Consumer
                     Products-Grocery  of the Company.  From 1994 until 1995 he
                     was  Group  Vice  President,   Consumer  Products  of  the
                     Company.  Mr.  Jaffee  became  President of the Company in
                     1995 and Chief  Executive  Officer  in 1997.  He was Chief
                     Operating  Officer from 1995 to 1997.  Mr.  Jaffee's civic activities  include the Lawndale  Community Church's track club,  the  Chicago  Foundation  for  Education,  and  the
                     Anti-Cruelty Society of Chicago.


                     J. Steven Cole      Age 68             Director since 1981
                     PRESIDENT, COLE AND ASSOCIATES
 [PHOTO]
                     Mr. Cole graduated from the University of Wisconsin in
                     1957. After serving as an officer in the United States
                     Army, he received a master's degree from the American
                     Graduate School for International Business following
                     graduate studies at the University of Michigan. He began
                     his career at Abbott Laboratories in 1962. Later, he joined
                     G.D. Searle and Company, where he became Vice President of the Asian and Canadian Divisions, a position he held until
                     1986. In 1986, Mr. Cole joined A.H. Robins Company, where
                     he was a senior vice president responsible for all
                     international operations until 1990. In 1990, he became
                     president of Cole and Associates, an international
                     consulting firm. In 1990 Mr. Cole also joined SAV-A-LIFE
                     Systems, Inc., a firm selling specialty products to the
                     dental and medical professions, where he served as
                     President until 1994 and then Chairman of the Board until
                     2000. Mr. Cole is also a director of Chapman's Partners,
                     WPC Brands and Aculux, Inc.

                     Arnold W. Donald    Age 47             Director since 1997
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER, MERISANT COMPANY
 [PHOTO]
                     Mr.  Donald   received  a  BA  degree  in  economics  from
                     Carleton   College   in  1976,   earned  a  BS  degree  in
                     mechanical  engineering from Washington  University in St.
                     Louis in 1977,  and an MBA from the  University of Chicago
                     Graduate  School of Business in 1980.  Mr.  Donald  joined
                     Monsanto   Company   in  1977  and  worked  in  ever  more
                     challenging  and  responsible  roles. In 1995 he was named
                     President,  Crop Protection;  in 1997 assumed the position of Co-President,  Ag Sector;  and in 1998 was named Senior
                     Vice  President.  In 1999 he also  assumed the position of
                     President,  Nutrition  and Consumer  Sector.  He served in these  positions  until 2000 when he became  Chairman  and
                     Chief  Executive  Officer  of  Merisant   Company,   whose
                     products  include tabletop  sweeteners.  Mr. Donald serves on the  executive  board of  Washington  University  Eliot
                     Society  as  well as the  National  Advisory  Council  for
                     Washington University's School of Engineering.  Mr. Donald
                     serves  on the  non-profit  boards  of  Carleton  College,
                     Washington University,  Dillard University,  Barnes-Jewish
                     Hospital,  Opera  Theatre  of St.  Louis,  St.  Louis  Art
                     Museum,  and the St.  Louis  Regional  Commerce and Growth
                     Association.  Mr. Donald also serves as a board member for
                     Carnival Corporation;  The Scotts Company;  Crown, Cork, &
                     Seal;  Belden,  Inc.;  and General  America Life Insurance
                     Company.  He  is a  member  of  the  Executive  Leadership
                     Council.


                     Ronald B. Gordon    Age 59             Director since 1995
                     PRESIDENT AND CHIEF OPERATING OFFICER, NICE-PAK
                     PRODUCTS, INC.
[PHOTO]
                     Mr. Gordon  graduated from the University of  Pennsylvania in 1964 and  received  a  master's  degree  from  Columbia
                     University in 1966. Mr. Gordon worked in brand  management and advertising  management for Procter & Gamble from 1966
                     to  1983.  In  1983,   Mr.  Gordon  joined   International
                     Playtex,  Inc. as Vice  President  and General  Manager of
                     Playtex  Family  Products,  U.S.  He  became  Senior  Vice
                     President  and  General   Manager  of  U.S.  and  Canadian
                     Playtex  Family  Products  in 1985 and held that  position through 1987.  Mr. Gordon was Executive  Vice President of the Playtex Family Products  Corporation from 1988 through
                     1989.   During  1990,   Mr.  Gordon  was  an   independent
                     executive  consultant.  Mr. Gordon joined Goody  Products,
                     Inc. in 1991 as President and Chief Operating  Officer and
                     held that position  until 1994.  Mr. Gordon founded Gordon
                     Investment  Group,  a company which  finances and oversees start-up  businesses,  in 1994. Mr. Gordon served as Chief
                     Executive   Officer  of  North  American   operations  for
                     Beiersdorf,  Inc.,  from 1997  through  2001.  In 2002 Mr.
                     Gordon joined  Nice-Pak  Products,  Inc., as its President and  Chief  Operating  Officer.  He is a  director  of the
                     Cosmetic,  Toiletry and Fragrance  Association  (CTFA) and
                     an associate trustee of the University of Pennsylvania.


                     Thomas D. KuczmarskiAge 51             Director since 1999
                     SENIOR PARTNER AND PRESIDENT, KUCZMARSKI & ASSOCIATES
[PHOTO]
                     Mr. Kuczmarski graduated from College of the Holy Cross in
                     1973 and received an M.B.A. from Columbia University's
                     Graduate School of Business in 1975 and a master's degree
                     in international affairs from Columbia University's
                     Graduate School of International Affairs, where he was
                     named an International Fellow of the University. Mr.
                     Kuczmarski began his business career as a brand manager at
                     Quaker Oats Company in 1976. In 1978 he joined Booz, Allen
                     & Hamilton where he became a Principal in 1980. In 1983 he founded Kuczmarski & Associates, a management consulting
                     firm specializing in innovation, new products and services, brand management and marketing strategies. He is the author of four books: Managing New Products, 3rd Edition (Book
                     Ends, 2000); Values-Based Leadership: Rebuilding Employee
                     Commitment, Productivity and Performance (Prentice-Hall,
                     1995), co-authored with Dr. Susan Smith Kuczmarski;
                     Innovation: Leadership Strategies for the Competitive Edge
                     (co-published by NTC Publishing and the American Marketing
                     Association, 1995); and Innovating the Corporation (NTC
                     Publishing, 2000). He is an adjunct professor in the area
                     of new products and services at Northwestern University's
                     Kellogg Graduate School of Management and at the University
                     of Chicago Graduate School of Business. He is a trustee of the Chicago Children's Museum and a member of the Economic
                     Club of Chicago.


                     Joseph C. Miller    Age 60             Director since 1989
                     VICE CHAIRMAN OF THE BOARD OF THE COMPANY
                     INDEPENDENT CONSULTANT
[PHOTO]
                     Mr. Miller  graduated  from the West  Virginia  University
                     School of  Business in 1964.  After  serving as an officer in the  United  States  Army,  he  joined  Republic  Steel
                     Corporation  in 1966.  Mr.  Miller  served as president of
                     Lowes,    Inc.,   Inland    Distributing   and   Whiteford
                     Transportation  Systems.  He joined the Company in 1989 as
                     Vice  President of Corporate  Planning and  Marketing.  He
                     served as Group Vice  President  for Sales,  Marketing and
                     Distribution  from 1990 to 1993.  Mr.  Miller  was  Senior
                     Vice   President   for   the   Consumer,    Industrial   &
                     Environmental  and  Transportation  Groups of the  Company
                     from 1993 to 1995.  He became  Vice  Chairman of the Board in 1995.  Mr.  Miller served as an employee of the Company until  2000,  when he  became  an  independent  consultant specializing  in  strategic  planning.  Mr.  Miller  is  a director of Prandium,  Inc., and  Travelmore  Inc. He is a trustee of St. Joseph Regional Medical Center.


                     Paul J. Miller      Age 73             Director since 1975
                     PARTNER, SONNENSCHEIN NATH & ROSENTHAL
[PHOTO]
                     Mr.  Miller  graduated  from Yale  University  in 1950. He received  his law degree from  Harvard Law School in 1953.
                     Mr.  Miller  served as an  officer  in the Judge  Advocate
                     General's  Corps of the  United  States  Army from 1954 to
                     1957. He joined  Sonnenschein Nath & Rosenthal,  attorneys and  counsel  to the  Company,  in  1957.  He  has  been a partner of the firm since 1963.


                     Allan H. Selig      Age 68             Director since 1969
                     COMMISSIONER OF MAJOR LEAGUE BASEBALL
                     PRESIDENT AND CHAIRMAN OF THE BOARD, SELIG LEASE COMPANY
[PHOTO]
                     Mr. Selig received a bachelor's degree from the University of Wisconsin in 1956. After two years in the United States
                     Army, Mr. Selig joined Selig Ford, Inc. He served as
                     president of Selig Ford (which became Selig Chevrolet in
                     1982) from 1959 until 1990. Since 1970 he has served as
                     Chairman of the Board and President of Selig Lease Company.
                     Mr. Selig became President and Chief Executive Officer of
                     the Milwaukee Brewers Baseball Club, Inc. in 1970 and
                     served in that capacity until 1998 when he was elected to
                     the position of Commissioner of Major League Baseball. He
                     also served as Chairman of the Executive Council of Major
                     League Baseball from 1992 to 1998. Mr. Selig is a director of the Green Bay Packers and Marcus Corporation. In
                     addition, he is a director of the Greater Milwaukee
                     Committee and the Milwaukee Club and a trustee of the Boys and Girls Clubs of Greater Milwaukee. He is a founder and
                     Vice Chairman of Athletes for Youth and co-founder of the
                     Child Abuse Prevention Fund.

                         EXECUTIVE COMPENSATION

      The following table shows, for the fiscal years ended July 31, 2002, 2001 and 2000, the compensation of the chief executive officer and the four other most highly compensated executive officers of the Company serving as such at July 31, 2002.

                                   SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                     COMPENSATION (2)
                                   ANNUAL COMPENSATION (1)         ------------------
                                   -----------------------         RESTRICTED
   NAME AND               FISCAL                      OTHER ANNUAL   STOCK     OPTION      ALL OTHER
PRINCIPAL POSITION         YEAR     SALARY     BONUS  COMPENSATION   AWARDS    AWARDS    COMPENSATION
------------------        ------    ------     -----  ------------ ----------  ------    ------------
Daniel S. Jaffee...........2002   $275,000   $110,000   55,890(4)      --      30,000     $ 48,635(3)
President and Chief        2001    275,000         --       --         --          --        3,666
Executive Officer          2000    275,000     16,500       --         --          --       26,925

Thomas F. Cofsky...........2002   $160,000   $ 52,800       --         --      20,000     $  2,900 (5)
Vice President of          2001    159,167         --       --         --          --        2,884
Manufacturing and          2000    150,000      4,950       --         --      20,000        3,200
Logistics

Eugene W. Kiesel...........2002   $153,000   $ 45,900       --         --      20,000     $  2,830 (5)
Vice President,            2001    152,583         --       --         --          --        2,706
Specialty Products Group   2000    147,167      3,311       --         --      25,000        3,200

Wade R. Bradley (6)........2002   $140,000   $ 42,050       --         --      20,000     $  2,800 (5)
Vice President,            2001    140,000         --       --         --      20,000        3,188
Global Consumer            2000    113,333     18,386       --         --      10,000        2,552
Products Group

Robert L. Vetere (6).......2002   $140,000   $ 42,010       --         --      20,000     $  2,479(5)
Vice President,            2001    144,166         --       --         --       5,000        1,666
Administration, and
General Counsel

(1)Amounts shown include cash compensation earned during the year covered, whether received or deferred at the election of the officer, including amounts earned but deferred at the election of the officer pursuant to the Oil-Dri Corporation of America Deferred Compensation Plan. In the fiscal year ended July 31, 2002, $15,000, $11,475, and $16,042 were deferred by
   Thomas F. Cofsky, Eugene W. Kiesel and Robert L. Vetere, respectively, under the provisions of the Oil-Dri Corporation of America Deferred Compensation Plan. Earnings on deferred compensation under the Plan is described under the heading, "Remuneration of Directors."

(2)No stock appreciation rights (SARs), restricted stock or other long-term incentive plan payouts, other than options, were granted or earned by the executive officers in any fiscal year covered by this table.

(3)The Company provided a split dollar insurance policy on the life of Daniel
   S. Jaffee. The value of the premiums paid by the Company is estimated as if such premiums were advanced to Mr. Jaffee without interest for the actuarially determined period between the Company's payment of the premium and its refund to the Company. Two annual premiums of $31,000 each, in total valued at $43,385, were paid during the fiscal year ended July 31, 2002 and before July 30, 2002. No premiums were paid in the fiscal year ended July 31, 2001. It is presently anticipated that the Company will not pay any further premiums. Also includes a payment of $5,250 on behalf of Mr. Jaffee to a defined contribution plan.

(4)Includes $47,750 paid on Mr. Jaffee's behalf during the fiscal year ended July 31, 2002 for tuition in an executive master's program at Northwestern University's Kellogg School of Management for the academic year beginning September, 2002. The Company is paying Mr. Jaffee's tuition in accordance with the Board of Director's determination that it is in the best interest of the Company that its Chief Executive Officer have a Master of Business Administration degree. Total cost of this two year program is $93,000.

(5)Represents payments by the Company on behalf of these executive officers to a defined contribution plan.

(6)Mr. Bradley became an executive officer during the fiscal year ended July 31, 2000. Mr. Vetere became an executive officer during the fiscal year ended July 31, 2001. Mr. Vetere resigned from the Company October 1, 2002.

STOCK OPTIONS

      Shown in the tables below is information with respect to (i) options to purchase the Company's Stock (as defined below in Note (2)) granted in the fiscal year ended July 31, 2002 to the executive officers named in the "Summary Compensation Table" ("Named Officers") and (ii) unexercised options to purchase the Company's Common Stock or Stock as defined in Note (2) which were held as of July 31, 2002 by the Named Officers. No options were exercised by any of the Named Officers during the 2002 fiscal year.

                                        2002 OPTION GRANTS (1)

                                                                                      POTENTIAL REALIZED
                                             PERCENT OF                                VALUE AT ASSUMED
                              NUMBER OF     TOTAL OPTIONS                              ANNUAL RATES OF
                               SHARES         GRANTED                                  APPRECIATION FOR
                             UNDERLYING     TO EMPLOYEES                                OPTION TERM (4)
                              OPTIONS           IN        EXERCISE     EXPIRATION   --------------------
      NAME                 GRANTED(2)(3)    FISCAL YEAR   PRICE ($)       DATE        5% ($)     10% ($)
      ----                 -------------   -------------  ---------    ----------   ---------  ---------
Daniel S. Jaffee...........   30,000         10.91%         6.15        10/12/11    $ 116,031  $ 294,045
Thomas F. Cofsky...........   20,000          7.27%         6.15        10/12/11       77,354    196,030
Eugene W. Kiesel...........   20,000          7.27%         6.15        10/12/11       77,354    196,030
Wade R. Bradley............   20,000          7.27%         6.15        10/12/11       77,354    196,030
Robert L. Vetere...........   20,000          7.27%         6.15        10/12/11       77,354    196,030

(1) No stock appreciation rights (SARs) were granted in the fiscal year covered by this table.

(2) All options to purchase the Company's Stock granted in the fiscal year ended July 31, 2002 were issued under the terms of the Oil-Dri Corporation of America 1995 Long Term Incentive Plan. "Stock" as defined in the Plan means Class A Common Stock, except that if no Class A Common Stock is issued and publicly traded on any securities market when options are exercised, the shares awarded would be Common Stock and, with respect to any Award made in Class B Stock to a member of the Jaffee Family who is an employee of the Company or one of its subsidiaries that is more than 50% owned by the Company, Class B Stock. As of the date of this Proxy Statement, no shares of Class A Common Stock had been issued.

(3) The Company's option plans are administered by the Stock Option Committee of the Board of Directors. All options granted in the fiscal year ended July 31, 2002 have an exercise price equal to the fair market value on the date of grant. Fifty percent of the options will vest on the second anniversary of the grant; 50% will vest on the seventh anniversary of the grant. The Company granted options to purchase an aggregate of 275,000 shares of Stock to employees in fiscal 2002.

(4) Potential gains are net of exercise price, but before any taxes that may be associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions, and the option holders' continued employment through the term of the option. The amounts reflected in this table may not necessarily be achieved.

                        OPTION FISCAL YEAR END VALUE TABLE

                                                                     VALUE OF
                                 NUMBER OF                         UNEXERCISED
                                UNEXERCISED                        IN-THE-MONEY
                                 OPTIONS AT                         OPTIONS AT
                                   FY-END                         FY-END ($)(2)
                         ---------------------------     -----------------------------
NAME (1)                 EXERCISABLE   UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------                 -----------   -------------     ----------      -------------
Daniel S. Jaffee............37,500             0(3)         $   0           $     0
                            93,750       123,750(4)             0            40,500

Thomas F. Cofsky............ 7,500             0(3)             0                 0
                            25,000        55,000(4)             0            27,000

Eugene W. Kiesel............23,750        56,250(4)             0            27,000

Wade R. Bradley.............14,500        55,500(4)             0            27,000

Robert L. Vetere............ 7,500        37,500(4)             0            27,000

(1) No stock appreciation rights (SARs) were exercised in the fiscal year covered by this table or outstanding at July 31, 2002.

(2)   The closing price of a share of Common Stock on July 31, 2002 was $7.50.

(3)   Options to purchase shares of Common Stock of the Company.

(4) Options to purchase shares of Stock as defined by the terms of the 1995 Long Term Incentive Plan; see Note (2) under the preceding table "2002 Option Grants". The options granted to Mr. Daniel S. Jaffee and Mr. Thomas F. Cofsky relate to Class B Stock.

PENSION PLANS

      The Company's pension plan covering salaried employees is a non-contributory, qualified, defined benefit plan. The plan provides for pensions based on credited years of service and cash compensation (excluding compensation paid under the Company's Incentive Bonus Plan) during the highest paid consecutive five years during the last ten years of employment. The following table presents estimated annual retirement benefits payable upon normal retirement at age 65 and is computed on the basis of a 5-year certain and life annuity. The benefits listed are not subject to a deduction for social security or other offset amounts.

                                    ESTIMATED ANNUAL BENEFITS AT YEARS OF SERVICE INDICATED
HIGHEST CONSECUTIVE 5-YEAR  -------------------------------------------------------------------------
AVERAGE COMPENSATION         15 YRS       20 YRS       25 YRS       30 YRS       35 YRS        40 YRS
--------------------------   ------       ------       ------       ------       ------        ------
       $125,000             $17,400      $23,200      $29,000      $34,800      $34,800       $34,800
        150,000              21,500       28,700       35,800       43,000       43,000        43,000
        175,000              25,600       34,200       42,700       51,300       51,300        51,500
        200,000              29,800       39,700       49,600       59,500       59,500        60,300
        225,000              33,900       45,200       56,500       67,800       67,800        69,100
        250,000              38,000       50,700       63,300       76,000       76,000        77,800
        300,000              46,300       61,700       77,100       92,500       92,500        95,400

      The individuals named in the Summary Compensation Table are participants in the Company's pension plan and had compensation as defined in the pension plan for the fiscal year ended July 31, 2002 and number of years of service as of August 1, 2002 under the pension plan as follows: Daniel S. Jaffee, $275,000, 14 years; Thomas F. Cofsky, $145,000, 15 years; Eugene W. Kiesel, $141,525, 4 years; Wade R. Bradley, $140,000, 12 years; Robert L. Vetere, $123,958, 3 years. Mr. Daniel S. Jaffee is currently limited to $170,000 because of applicable Internal Revenue Code limitations which became effective for the Company's pension plan on August 1, 1994. The Company does not have a supplemental executive retirement program.

REMUNERATION OF DIRECTORS

      Each director of the Company who is not also an officer of the Company received an annual retainer of $10,000 and also prior to March 18, 2002, received a fee of $2,000 for each meeting attended in person and $1,000 for each meeting attended by telephone. As of March 18, 2002, meeting fees for Audit Committee meetings only were increased by $500 to $2,500 and $1,500, respectively. Mr. Richard M. Jaffee, a retired officer of the Company, did not receive an annual retainer or any meeting fees.

      Mr. Allan H. Selig and Mr. J. Steven Cole each received an additional retainer of $2,500 as compensation for their roles as chairman of the Compensation Committee and the Audit Committee, respectively.

      In addition to their director remuneration, during the fiscal year ended July 31, 2002, Mr. Ronald B. Gordon, Mr. Thomas Kuczmarski and Mr. Joseph C. Miller were paid $14,000, $5,000 and $27,000, respectively, for consulting services.

      Mr. Richard M. Jaffee relinquished an immediate lump sum payment of $300,000 due to him from the Company at his retirement as a full-time employee of the Company on January 31, 2001 and agreed to serve as a consultant to the Company for a period of five years at an annual fee of $185,000. In addition, Mr. Jaffee earns during the consulting period an annuity payable to him as a benefit of $3,810 monthly at the end of the consulting period, with payment at his death of the remaining value of this annuity to his wife, or if she should predecease him, to his designee or estate. The estimated economic benefit for fiscal year 2002 of the agreement between the Company and Mr. Jaffee to pay Mr. Jaffee a monthly annuity of $3,810 which will commence February 1, 2006, was $68,600.

      The Company provides split dollar joint survivorship life insurance policies in the aggregate amount of $10,000,000 on the lives of Richard M. Jaffee and his wife, with payment to be made on the death of the last to survive. The premiums paid by the Company on the policies are charged to an open account established by the Company. No interest accrues on the balance of the open account. On the death of the last surviving insured, the estate of the deceased is obligated to pay the balance of the deceased's open account in full. During the fiscal year ended July 31, 2002 and before July 30, 2002 the company paid $218,253 as a premium on these policies. The value of the premiums paid by the Company is estimated as if such premiums were advanced to Mr. Jaffee with interest for the actuarially determined period between the Company's payment of the premium and its refund to the Company; such value for the fiscal year ended July 31, 2002, was $116,386. It is presently anticipated that the Company will not pay any further premiums. During the fiscal year ending July 31, 2002, Mr. Jaffee paid a premium of $41,542 directly to the insurance company and was reimbursed this amount by the Company during the fiscal year. This premium represents the economic benefit to Mr. Jaffee of the term life component of these policies.

      Under the Oil-Dri Corporation of America Deferred Compensation Plan, the Company's directors were entitled to defer all or a portion of their directors' compensation with a return equal to one percent more than the Company's long term cost of borrowing.

      On October 12, 2001, the Board of Directors awarded Messrs. Paul J. Miller, Donald, Selig, Cole, Gordon, Joseph C. Miller and Kuczmarski an option on 5,000 shares of Common Stock. The option price of $6.15 was the closing market price on that date. These options fully vest after one year.

      There are 5,000 shares of Common Stock reserved from Treasury shares for future grants under the Oil-Dri Corporation of America Outside Directors' Stock Plan.

                      REPORT OF THE COMPENSATION COMMITTEE
                                     AND THE
                             STOCK OPTION COMMITTEE
                                       OF
                         OIL-DRI CORPORATION OF AMERICA
                                       ON
                             EXECUTIVE COMPENSATION


COMPENSATION POLICY

      Oil-Dri's compensation policy is to provide its executive officers and other salaried employees with compensation opportunities competitive with comparable size companies, reflecting annual incentive opportunities commensurate with Company performance and level of responsibility, while allowing for recognition of divisional and individual performance. In determining the marketplace, Oil-Dri refers to salary surveys prepared and published by several large consulting firms. The companies represented in the surveys, which participate on a voluntary basis, are not the same group as that included in the Peer Group on the Performance Graph. On occasion the Company also uses the services of outside consultants. Using these sources, the Company sets its compensation policy to reflect the median of the marketplace. Further aligning compensation with overall Company performance, Oil-Dri makes periodic awards of stock options and restricted stock to key management officers and employees. This policy, the components of compensation which implement it, and its administration, continued in fiscal 2002, except that the incentive bonus component continued to be modified as reflected in ADMINISTRATION OF THE COMPENSATION PROGRAM below.

      At present compensation levels, and given the performance based nature of the Company's Stock Option Plan, limitations on federal income tax deductibility of a top officer's compensation in excess of $1,000,000 have no impact. In general, the Company favors the preservation of tax deductibility, but reserves the right to reconsider this position.

COMPENSATION COMPONENTS

      Cash compensation for non-sales employees has two components, base salary and annual incentive bonus. (Sales employees generally have a third component - bonus related to sales objective.) Each fiscal year management makes recommendations to the Compensation Committee regarding the corporate and divisional targets and individual objectives that will be components of the annual incentive bonus, and their relative weighting. The components and their weighting may vary from year to year and also may vary among different groups of employees. All salaried employees (including the executive officers) then receive an incentive bonus at fiscal year end that is dependent upon performance as measured against the targets set for each individual. No individual bonus of more than 200% of individual target bonus can be paid. The Company has a number of salary grades reflecting differing levels of responsibility. For each salary grade, a minimum and maximum salary range is established based on a survey of comparable-sized companies. Incentive compensation is a target bonus equal to a percentage of the individual's annual base salary. This percentage is determined by the salary grade which reflects the level of responsibility and expected contribution of the position to the Company's financial results. For the individual's target to be fully achieved, Oil-Dri must meet projected overall corporate financial goals which are reviewed by the Compensation Committee. Minimum and maximum payouts are set in relation to the achievement of these goals. For salaried non-exempt employees, if the Company meets its minimum corporate performance targets and any bonus is paid based on corporate performance, a corporate incentive bonus equal to the full target bonus is paid to each salaried non-exempt employee.

      The annual incentive plan is designed to require communication to employees of expectations for Company performance and for potential individual rewards, so as to link Company performance and total annual pay. It provides for broad based participation, so that each salaried employee recognizes that he or she can contribute to the Company's success.

ADMINISTRATION OF THE COMPENSATION PROGRAM

      During the year there is a review of employee performance and progress. At least once a year employee performance is documented and plans for employee development are discussed. At that review the employee's salary is reviewed and, based on the position of the salary within the salary range and the performance of the individual, a base salary change may, but will not necessarily, be recommended. On the basis of that review, any adjustment to reflect the employee's performance for incentive bonus is also determined.

      The Compensation Committee reviews and generally oversees the Company's compensation program. The Company reviews with the Compensation Committee the prior year's salary results for the various base salary ranges and incentive bonus targets, and reviews the base salary ranges and the target bonus percentages for the coming year. In reviewing target bonus percentages for the coming fiscal year the Company presents its earnings expectations for that year. Company recommendations for stock option grants and restricted stock grants to be made from time to time are reviewed with, and approved by, the Company's Stock Option Committee.

      For fiscal 2002 (and for fiscal 2003) the Company had recommended, and the Compensation Committee had approved, that the incentive bonus be based solely on a corporate pre-tax income target with a requirement for attainment of certain minimums, including meeting all debt covenants, before any incentive bonus could be paid.

1995 LONG-TERM INCENTIVE PLAN

      During fiscal 2002, additional stock option grants were made under the Company's 1995 Long-Term Incentive Plan by the Stock Option Committee. The vesting period for the options granted was tied to the Company's attainment of certain pre-tax financial goals.

COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

At its October 2001 meeting, the Committee had reviewed and set fiscal 2002 compensation for Mr. Daniel S. Jaffee at the same level as fiscal 2001, a salary of $275,000, with continued participation in the incentive bonus plan. In doing so it considered his performance and achievements as President and Chief Executive Officer during fiscal 2001. At its September 2002 meeting, the Committee approved management's proposal that for fiscal 2003, Mr. Jaffee's compensation be set at $285,000, with an incentive bonus plan opportunity of up to 50% of base pay, if 100% bonus is paid under that plan. Previously Mr. Jaffee's bonus opportunity had been limited to 40%. In approving this increase in compensation the Committee considered Mr. Jaffee's performance and achievements as President and Chief Executive Officer during fiscal 2002 and market data concerning incentive bonus compensation.

                               COMPENSATION COMMITTEE AND
                               STOCK OPTION COMMITTEE

                               Allan H. Selig, Chairman, Compensation
                               Committee and Stock Option Committee

                               J. Steven Cole
                               Ronald B. Gordon
                               Paul J. Miller*
                               -----------
                               *Mr. Miller is an alternate member of the Compensation and Stock Option Committees, serving on those committees only in the absence of one of the other members, but as such, does not participate in '95 Plan actions involving directors, executive officers or 10% stockholders.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Mr. Paul Miller, a director of the Company and an alternate member of the Compensation and Stock Option Committees, is a partner of Sonnenschein Nath & Rosenthal, counsel to the Company. Mr. Miller does not participate in Stock Option Committee actions involving employees subject to Section 16(b) of the Securities Exchange Act of 1934.

                          REPORT OF THE AUDIT COMMITTEE
                                       OF
                         OIL-DRI CORPORATION OF AMERICA


      The Audit Committee consists of the following members of the Board of
Directors: J. Steven Cole (Chairman), Allan H. Selig, and Ronald B. Gordon. Each meets the independence standards presently prescribed by the New York Stock Exchange and the Board has determined that Mr. Cole meets the accounting or related financial management expertise standard presently required by the Exchange.

      Management is primarily responsible for the Company's financial statements and reporting process, including its system of internal controls. The Company's independent accountants are responsible for auditing the Company's consolidated financial statements and for issuing a report on those statements. The Audit Committee oversees the financial reporting process on behalf of the Board.

      The Committee met four times during the fiscal year ended July 31, 2002. In three of those meetings it reviewed the fiscal 2002 quarterly financial statements and related news releases with management and with Blackman Kallick Bartelstein, the Company's independent accountants. At its meeting on September 24, 2002, the Committee discussed the audited financial statements for fiscal year 2002, including discussion of any significant accounting issues, with management, including the Company's chief financial officer, and with the Company's independent accountants. In those discussions the Committee reviewed with the independent accountants, to the extent applicable, the matters required to be discussed by Statements on Auditing Standards No. 61 (COMMUNICATIONS WITH AUDIT COMMITTEES) and relevant new Financial Accounting Standards affecting the audited financial statements. The Committee also reviewed and discussed with the independent accountants their independence from the Company, including the effect of non-audit services they performed. The Committee received from the independent accountants the statement required by Independence Standards Board Standard No. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES). The independent accountants advised the Committee that their audit included procedures designed to provide reasonable assurance for detection of illegal acts that would have a direct and material effect on the determination of financial statement amounts and procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure in those statements. The Committee received a report on pending litigation and legal matters from the Company's general counsel. The Committee also discussed with management and the independent accountants their comments on the Company's internal controls and compliance with those controls. It met separately with the independent accountants and then separately with management, including the chief financial officer, to discuss their respective views of the conduct of the audit and of any problems encountered. Based on the foregoing, the Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2002 be included in the Company's Annual Report on Form 10-K.

      The Committee reviewed and discussed a draft of the Company's proposed news release on its 2002 financials, and reviewed drafts of the Company's Report on Form 10-K, copies of which had previously been furnished to the Committee.

      At its meeting on October 10, 2002, the Committee recommended that the Board change independent accountants and retain PricewaterhouseCoopers, LLP as the Company's independent accountants for fiscal year 2003 and at its meeting on October 10, 2002, the Board affirmed that change. SEE THE HEADING "INDEPENDENT PUBLIC ACCOUNTANTS."

      At its meetings on May 28, 2002 and October 10, 2002, the Committee reviewed possible revisions to the Audit Committee Charter in light of the Sarbanes-Oxley Act of 2002 and related regulations, adopted, or proposed, by the Securities and Exchange Commission and the New York Stock Exchange. On October 10, 2002, the Committee approved a revised Audit Committee Charter and presented it to the Board which approved it. A copy of the Audit Committee Charter, as revised, appears as Exhibit A to this Proxy Statement.

                                    AUDIT COMMITTEE

                                    J. Steven Cole, Chairman
                                    Allan H. Selig
                                    Ronald B. Gordon

                                  AUDITOR FEES

AUDIT FEES

      The aggregate fees, including expenses reimbursed, billed by Blackman Kallick Bartelstein for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended July 31, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $183,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      Blackman Kallick Bartelstein did not render any services relating to financial information systems design and implementation for the fiscal year ended July 31, 2002.

ALL OTHER FEES

      The aggregate fees, including expenses reimbursed, billed by Blackman Kallick Bartelstein for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended July 31, 2002 were $180,000.

      The Audit Committee has determined that the provision of non-audit services was compatible with maintaining the independence of Blackman Kallick Bartelstein.

                            PERFORMANCE GRAPH


      Set forth below is a line graph comparing the yearly cumulative total shareholders' return on the Company's Common Stock against the yearly cumulative total return of the Russell 2000 and the Russell 2000 Materials and Processing Economic Sector Index (Peer Group). The graph assumes that the value of the investment in the Company's Common Stock, the Russell 2000 Index and the Russell 2000 Materials and Processing Economic Sector Index was $100 on July 31, 1997 and that all dividends were reinvested.

                                 Comparative Five-Year Total Returns
                                   Oil-Dri Corporation of America

                                     [PERFORMANCE GRAPH OMITTED)

                                           1997     1998      1999     2000      2001    2002
---------------------------------------- -------  --------  -------  -------  -------  -------
ODC                                      $100.00  $  79.75  $ 96.51  $ 49.09  $ 51.33  $ 50.38
---------------------------------------- -------  --------  -------  -------  -------  -------
RUSSELL 2000 INDEX                       $100.00  $ 102.31  $109.90  $125.03  $122.89  $100.82
---------------------------------------- -------  --------  -------  -------  -------  -------
RUSSELL 2000-MATERIALS & PROCESSING      $100.00  $  94.34  $ 86.42  $ 79.08  $ 85.97  $ 81.34

                            OTHER INFORMATION


INDEPENDENT PUBLIC ACCOUNTANTS

      Blackman Kallick Bartelstein, LLP ("Blackman Kallick") served as the Company's independent public accountants for the fiscal year ended July 31, 2002. On October 16, 2002, Blackman Kallick was advised that it would not be engaged to audit the Company's financial statements for its fiscal year ending July 31, 2003, and that PricewaterhouseCoopers, LLP would be engaged to do so.

      The decision to recommend to the Board that the Company's independent public accountants be changed was made by the Company's Audit Committee based on its determination that PricewaterhouseCoopers, LLP would provide the Company with greater expertise, depth of resources, and experience in auditing public companies to meet today's, and future, heightened legislative and regulatory requirements. The recommendation was then reported to the Board which discussed and affirmed it.

      The Independent Auditor's Report of Blackman Kallick for each of the Company's fiscal years ended July 31, 2001 and July 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company's fiscal years ended July 31, 2001 and July 31, 2002, and the subsequent interim period preceding the termination of Blackman Kallick, there were no disagreements with Blackman Kallick (whether resolved to Blackman Kallick's satisfaction or not so resolved) on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to Blackman Kallick's satisfaction, would have caused it to make reference to the subject matter of the disagreement in its report.

      Blackman Kallick did not advise the Company during the Company's two most recent fiscal years or in the subsequent interim period through October 16, 2002:

      A. that internal controls necessary for the Company to develop reliable financial statements did not exist;

      B. that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

      C. of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or in the subsequent interim period through the date of termination, that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Company's financial statements; or

      D. that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

      As required, the Company provided Blackman Kallick with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Commission stating whether it agrees with the statement made by the Company and, if not, stating the respects in which it disagrees. Blackman Kallick's letter is filed as an exhibit to the Company's Current Report on Form 8-K filed October 18, 2002.

      On October 16, 2002, PricewaterhouseCoopers, LLP was engaged as the principal accountant to audit the Company's financial statements for its fiscal year ending July 31, 2003. Prior to that engagement the Company had not consulted with PricewaterhouseCoopers during the Company's two most recent fiscal years or in the period since the end of the most recent fiscal year through October 16, 2002, on any matter regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

      Representatives of Blackman Kallick will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will respond to appropriate stockholder questions.

ANNUAL REPORT ON FORM 10-K

      This Proxy Statement does not include information regarding executive officers called for by Item 401(b) of Regulation S-K because such information is furnished in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2002, and such information is incorporated herein by reference thereto. The Company's Annual Report on Form 10-K was filed with the Securities and Exchange Commission on October 15, 2002. A COPY OF THE COMPANY'S 2002 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K IS BEING SENT TO EACH STOCKHOLDER ALONG WITH THIS PROXY STATEMENT.

STOCKHOLDER PROPOSALS

      Stockholder proposals for inclusion in proxy material for the 2003 Annual Meeting of Stockholders should be addressed to the Office of Stockholder Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611, and must be received by July 7, 2003. In the case of other stockholder proposals of which the Company receives notice by September 17, 2003, generally the Company may exercise discretionary authority as to proposals covered by the notice if the Company includes in its proxy statement for the Annual Meeting advice on the nature of the proposal and how the Company intends to exercise its discretion. In the case of other stockholder proposals not included in the Company's proxy material, the Company may generally exercise discretionary voting authority, conferred by proxies, at its 2003 Annual Meeting with respect to any such proposal that is not timely submitted (i.e., of which the Company did not have notice by September 17, 2003).

SHAREHOLDERS WITH MULTIPLE ACCOUNTS

      If your household received more than one copy of our annual report and proxy statement, and you wish to reduce the number you receive, the Company will discontinue the mailing of shareholder information statements on accounts you select. Check the box "Stop Multiple Mailings" on the enclosed proxy card, for all but one of your shareholder accounts. By checking this box, you are consenting to the mailing of proxy statements, annual reports and other shareholder information only to the one account in your household for which the box was not checked. The Company will continue to separately mail a proxy card for each registered shareholder account.

      You may revoke your consent at any time by calling 877-360-5346 (toll free), or writing to Computershare Investor Services, Attn: Proxy Unit, P.O. Box 1878, Chicago, IL 60690-1878. If you revoke your consent, the Company will begin sending you individual copies of these documents within 30 days after receipt of your revocation notice.

                            2.  OTHER MATTERS

      At this time, the Board of Directors is not aware of any matters not referred to herein which might be presented for action at the meeting. However, if any other business should come before the meeting, votes may be cast in respect to such matters in accordance with the best judgment of the person or persons acting under the proxies.

                               By Order of the Board of Directors

                               /s/ RICHARD M. JAFFEE

                               RICHARD M. JAFFEE
                               CHAIRMAN OF THE BOARD


Chicago, Illinois
November 1, 2002

                                                                       EXHIBIT A

                         OIL-DRI CORPORATION OF AMERICA
                             AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is appointed by the Board of Directors (the "Board") of Oil-Dri Corporation of America to assist the Board in monitoring (1) the accounting and financial reporting processes of, and the integrity of, the financial statements of Oil-Dri Corporation of America and its Subsidiaries ("Oil-Dri" or "the Company"), (2) the compliance by Oil-Dri with legal and regulatory requirements and Oil-Dri policies, and (3) the independence and performance of Oil-Dri's outside auditors.

ORGANIZATION

The Audit Committee shall be comprised of three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members and the Chairman of the Audit Committee shall be appointed by the Board. The Audit Committee shall meet when called by the Chairman, but at least four times a year.

DUTIES AND RESPONSIBILITIES

While the Audit Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Oil-Dri's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations (unless otherwise authorized to do so by the Board), to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and Oil-Dri's policies.

The Board and Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor for stockholder approval in any proxy statement). The independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of Oil-Dri's stockholders.

To fulfill its duties and responsibilities, the Audit Committee shall:

GENERAL RESPONSIBILITIES

- Make regular reports to the Board with such recommendations as the Committee may deem appropriate.

- Review and reassess the adequacy of this Charter annually and recommend changes to the Board for approval.

- Meet at least quarterly with the chief financial officer, the senior accounting executive and the independent auditor in separate executive sessions.

- Assist the Board in satisfying its responsibilities to the stockholders with respect to matters relating to Oil-Dri's accounting, financial reporting, audit, legal compliance, and internal control practices.

INTERNAL CONTROL

- Review with management and the independent auditor the quality and adequacy of internal controls, and report the results of the review to the Board.

- Review, and advise the Board with respect to, Oil-Dri's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

FINANCIAL REPORTING PROCESS

- Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect Oil-Dri's financial statements.

- Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of Oil-Dri's financial statements.

- Review with management and the independent auditor Oil-Dri's quarterly financial statements and press release prior to release of quarterly earnings, including the results of the independent auditor's review of the quarterly financial statements.

- Review with management and the independent auditor Oil-Dri's major financial risk exposures and the steps management has taken to monitor and control such exposures.

- Review major changes to Oil-Dri's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

REVIEW OF PROCESS FOR COMPANY COMPLIANCE WITH LAWS, REGULATIONS AND POLICIES

- Review with Oil-Dri's counsel, quarterly, legal matters that may have a material impact on the financial statements, Oil-Dri's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

- Receive from the Company's Chief Executive Officer and Chief Financial Officer the quarterly certifications of financial statements and their certification of their report on their evaluation of internal controls.

- Establish procedures by which the Audit Committee can receive and address complaints regarding accounting, internal controls, or auditing issues.

- Review with management and the independent auditor any correspondence with regulators or governmental agencies, any employee complaint, or any published report, that raises any material issue regarding the Company's financial statements or accounting policies.

INDEPENDENT AUDITOR

- Appoint the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

- Review the experience and qualifications of the senior members of the independent auditor team, the quality control procedures of the independent auditor, and material claims, litigation, governmental or administrative proceedings involving the independent auditor.

-     Review the appointment and replacement of the senior auditing executives.

-     Approve the fees to be paid to the independent auditor for audit services.

- Approve in advance all auditing and (except as exempted by law or regulation), any non-auditing service, including tax services, for which the independent auditor or other registered public accounting firm is engaged.

- Receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and Oil-Dri (consistent with Independence Standards Board Standard 1).

- Receive periodic reports, at least annually, from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, including discussion of any disclosed relationships or non-audit services that may impact the objectivity and independence of the auditor, and take appropriate action to satisfy itself of the independence of the auditor.

- Review with management and the independent auditor prior to the audit, planning, staffing and budget for the audit.

-     Discuss  with  the  independent   auditor  the  matters  required  to  be
      discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

- Obtain reports from the independent auditor with respect to any audit of all critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

- Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with legal requirements and the Company's Code of Conduct.

- Obtain reports from management and the independent auditor with regard to any transactions with Oil-Dri insiders or affiliates.

- Review with the independent auditor any problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreement with management, and any management letter provided by the auditor and Oil-Dri's response to that letter.

- Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

- Evaluate the performance of the independent auditor and, if replacement is decided, replace.

- Determine with the Board whether it is appropriate for Oil-Dri to adopt a policy of rotating its independent auditor.

- Recommend to the Board guidelines for hiring of employees of the independent auditor who were engaged in the Oil-Dri account.

ADDITIONAL AUTHORITY

The Audit Committee shall have the authority to retain special legal, accounting or other consultants or experts to advise the Audit Committee. The Audit Committee may request any officer or employee of Oil-Dri or Oil-Dri's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to or experts retained by, the Audit Committee.

REPORTING RESPONSIBILITIES

Prepare the report required by the rules of the Securities and Exchange Commission to be included in Oil-Dri's annual proxy statement.

-----------------------------------------------------------------
PROXY - OIL-DRI CORPORATION OF AMERICA
-----------------------------------------------------------------
410 NORTH MICHIGAN AVENUE, SUITE 400, CHICAGO, ILLINOIS  60611

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard M. Jaffee, Daniel S. Jaffee and Heidi M. Jaffee as Proxies, each with the power to appoint his substitute (the action of one, if only one be present and acting, to be in any event controlling), and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock and Class B Stock of Oil-Dri Corporation of America held of record by the undersigned at the close of business on October 25, 2002, at the annual meeting of stockholders to be held on December 3, 2002 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. EXCEPT AS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


(Continued and to be signed on reverse side.)









IMPORTANT NOTICE
MULTIPLE COPIES OF MAILINGS

To Our Shareholders:

If your household is receiving multiple copies of our shareholder information statements, such as proxy statements and annual reports, we ask that you check the box "Stop Multiple Mailings" on the reverse of this card. This will allow us to save money by reducing the number of documents we must print and mail, and will help protect the environment as well.

By checking this box, you are consenting to our mailing of proxy statements, annual reports and other shareholder information only to the one account in your household for which the box was not checked. We will continue to separately mail a proxy card for each registered shareholder account. Your consent will be perpetual unless you revoke it, which you may do at any time by calling us at 877-360-5346 (toll free), or writing us at Computershare Investor Services,
Attn: Proxy Unit, P.O. Box 1878, Chicago, IL 60690-1878. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

WE ENCOURAGE YOU TO PARTICIPATE IN THIS PROGRAM BY CHECKING THE "STOP MULTIPLE MAILINGS" BOX ON THE PROXY CARD, FOR ALL BUT ONE OF YOUR SHAREHOLDER ACCOUNTS.

OIL-DRI
CORPORATION OF AMERICA

[Barcode]

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3                                Holder Account Number
ADD 4
ADD 5                                C 1234567890        J  N  T
ADD 6
                                    [Barcode]
Use a BLACK pen. Mark with |_|       |_| Mark this box with an X if you
an X inside the grey areas               have made changes to your name
as shown in this example.                or address details above.

-------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
-------------------------------------------------------------------------------

A. ELECTION OF DIRECTORS

1. The Board of Directors               2. In their discretion, the Proxies are
Recommends a Vote FOR the listed           authorized to vote upon such other
nominees.                                  business as may properly come before
                                           meeting.
                         For  Withhold
01-J. Steven Cole        |_|    |_|        Please mark this box with     |_|
02-Arnold W. Donald      |_|    |_|        an X if you are planning to
03-Ronald B. Gordon      |_|    |_|        attend the meeting.
04-Daniel S. Jaffee      |_|    |_|
05-Richard M. Jaffee     |_|    |_|        MARK THIS BOX WITH AN X TO    |_|
06-Thomas D. Kuczmarski  |_|    |_|        stop multiple mailings.
07-Joseph C. Miller      |_|    |_|        Please stop mailing of
08-Paul J. Miller        |_|    |_|        shareholder publications
09-Allan H. Selig        |_|    |_|        for this account, since multiple
                                           copies come to our household at
                                           this address.


                             YOUR VOTE IS IMPORTANT!
            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please       Signature 2 - Please
keep your signature        keep your signature
within the box             within the box            Date (mm/dd/yyyy)
---------------------      --------------------      ----------------------
                                                           /      /
---------------------      --------------------      ----------------------